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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): SEPTEMBER 6, 2001


                            T. ROWE PRICE GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)





        MARYLAND                               000-32191                             52-2264646
(State of Incorporation)                (Commission File Number)         (IRS Employer Identification No.)



              100 EAST PRATT STREET, BALTIMORE, MARYLAND    21202
               (Address of Principal Executive Offices)   (Zip Code)





        Registrant's telephone number, including area code (410) 345-2000
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On September 6, 2001, we elected to change our independent accountant because of a preference of the independent directors of T. Rowe Price Group and of the T. Rowe Price Mutual Funds to have the audits of our financial statements and those of the Price Funds performed by different firms. PricewaterhouseCoopers LLP served as the independent accountant for T. Rowe Price Group and each of the Price funds since the time of the merger that created PricewaterhouseCoopers on July 1, 1998. Our Board of Directors elected to facilitate the desired result by selecting KPMG LLP as T. Rowe Price Group's independent accountant. PricewaterhouseCoopers remains the independent accountant for each of the Price Funds.

Previous independent accountant.

         (i) On September 6, 2001, we dismissed PricewaterhouseCoopers as our independent accountant.

         (ii) The reports of PricewaterhouseCoopers on our consolidated financial statements as of and for the years ended December 31, 2000 and 1999 did not contain any adverse opinion or disclaimer of opinion, and neither report was qualified or modified as to uncertainty, audit scope, or accounting principles.

         (iii) The decision to change independent accountant was recommended by our Audit Committee, and approved by our Board of Directors.

         (iv) During 1999 and 2000 and through September 6, 2001, we have not had any disagreements with PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of PricewaterhouseCoopers, would have caused PricewaterhouseCoopers to make reference thereto in connection with their reports on our financial statements.

         (v) During 1999 and 2000 and through September 6, 2001, we have not had any reportable events listed in paragraphs (A) through (D) of Item 304(a)(l)(v) of Regulation S-K.

         (vi) We requested that PricewaterhouseCoopers furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements that we have made in this Item 4. A copy of that letter dated September 6, 2001 is filed as exhibit 16 to this Form 8-K.

New independent accountant.

         (i) On September 6, 2001, upon the recommendation of its Audit Committee, our Board of Directors approved the appointment of KPMG as our independent accountant to audit our financial statements for the year ended December 31, 2001.



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         (ii) During 1999 and 2000 and through September 6, 2001, we have not consulted with KPMG regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements; or (ii) any matter that was either the subject of a disagreement or a reportable event.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) and (b)  Not applicable.

(c)          Exhibits.    The following exhibit is filed with this report:

             16 Letter of PricewaterhouseCoopers LLP re Change in Certifying Accountant.



SIGNATURE.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, on September 7, 2001.

T. Rowe Price Group, Inc.

By:  /s/ Cristina Wasiak
Managing Director & Chief Financial Officer



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